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United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 19, 2004 Date of Report (Date of earliest event reported)	0-29768 Commission File Number

24/7 REAL MEDIA, INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	13-3995672 (I.R.S. Employer Identification Number)

1250 Broadway New York, New York 10001 (Address of Principal Executive Offices) (Zip Code)

(212) 231-7100 (Registrant's telephone number, including area code)

EXPLANATORY NOTE

        THE REGISTRANT FILED ON AUGUST 20, 2004, A CURRENT REPORT ON FORM 8-K RELATING TO ITS ACQUISITION OF DECIDE HOLDINGS PTY LIMITED ("DECIDE"). THE PURPOSE OF THE AMENDMENT IS TO PROVIDE THE FINANCIAL STATEMENTS AND INFORMATION REQUIRED BY ITEM 9.01 OF THE FORM 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.
The audited financial statements of Decide Holdings Pty Limited and its Controlled Entities for the years ended June 30, 2004 and June 30, 2003 are attached as Exhibit 99.2.
(b)	Pro Forma Financial Statements.
The unaudited pro forma consolidated financial statements of 24/7 Real Media, Inc. for the year ended December 31, 2003 and the six months ended June 30, 2004 are attached as Exhibit 99.3.
(c)	Exhibits.
	2.1	Share Purchase Agreement, dated as of August 19, 2004, by and among the Company, Decide and the Selling Shareholders.*
	2.2	Escrow Agreement, dated as of August 19, 2004, by and among the Company, the Selling Shareholders and The Bank of New York, as escrow agent.*
	2.3	Registration Rights Agreement, dated as of August 19, 2004, by and among the Company and the Selling Shareholders.*
	23.1	Consent of BDO.
	99.1	Press Release of 24/7 Real Media, Inc., dated August 19, 2004, entitled "24/7 Real Media Completes the Acquisition of Decide Holdings Pty Limited."*
	99.2	Audited financial statements of Decided Holdings Pty Limited and its Controlled Entities for the years ended June 30, 2004 and June 30, 2003.
	99.3	Unaudited pro forma consolidated financial statements of 24/7 Real Media, Inc. for the year ended December 31, 2003 and the six month period ended June 30, 2004.

    *
    Previously filed.

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EXHIBIT INDEX

Exhibit Number	Description
2.1	Share Purchase Agreement, dated as of August 19, 2004, by and among the Company, Decide and the Selling Shareholders.*
2.2	Escrow Agreement, dated as of August 19, 2004, by and among the Company, the Selling Shareholders and The Bank of New York, as escrow agent.*
2.3	Registration Rights Agreement, dated as of August 19, 2004, by and among the Company and the Selling Shareholders.*
23.1	Consent of BDO.
99.1	Press Release of 24/7 Real Media, Inc., dated August 19, 2004, entitled " 24/7 Real Media Completes the Acquisition of Decide Holdings Pty Limited."*
99.2	Audited financial statements of Decided Holdings Pty Limited and its Controlled Entities for the years ended June 30, 2004 and June 30, 2003.
99.3	Unaudited pro forma consolidated financial statements of 24/7 Real Media, Inc. for the year ended December 31, 2003 and the six month period ended June 30, 2004.

*
Previously filed.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

24/7 REAL MEDIA, INC.
Date: September 30, 2004
	By:	/s/ DAVID J. MOORE
Name: David J. Moore Title: President and Chief Executive Officer

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EXPLANATORY NOTE
EXHIBIT INDEX
SIGNATURES